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                                                                   EXHIBIT 10.11



                        STOCK PURCHASE AND SALE AGREEMENT


      THIS STOCK PURCHASE AND SALE AGREEMENT (this "Agreement") is made and entered into as of this 6th day of January, 2000 by and between Lineo, Inc., a Utah corporation ("Lineo"), and Caldera Systems, Inc., a Utah corporation ("Caldera Systems").

      WHEREAS, Lineo and Caldera Systems have agreed in principle to provide each other with certain marketing and other services pursuant to a strategic alliance agreement, and Lineo and Caldera Systems each wishes to purchase from the other shares of common stock;

      NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

SECTION 1.  PURCHASE AND SALE OF SHARES

1.1   PURCHASE OF LINEO STOCK.

      Upon the terms and subject to the conditions herein, in reliance on the representations and warranties set forth in Sections 2 and 4 hereof, Caldera Systems hereby purchases from Lineo, and Lineo hereby issues and sells to Caldera Systems 3,238,437 shares of the Common Stock of Lineo, representing 16.75% of the issued and outstanding shares of capital stock of Lineo on a fully-diluted basis as of the date hereof (the "Lineo Shares").

1.2   PURCHASE OF CALDERA SYSTEMS STOCK.

      Upon the terms and subject to the conditions herein, in reliance on the representations and warranties set forth in Sections 3 and 4 hereof, Lineo hereby purchases from Caldera Systems, and Caldera Systems hereby issues and sells to Lineo, 1,250,000 shares of the Common Stock of Caldera Systems, representing 3.35% of the issued and outstanding shares of capital stock of Caldera Systems on a fully-diluted basis as of the date hereof (the "Caldera Systems Shares").

1.3   CLOSING.

      The closing of the purchases and sales of the Lineo Shares and the Caldera Systems Shares contemplated by Sections 1.1 and 1.2 above (the "Closing") shall take place at 10:00 a.m. on the date hereof, or at such other time and date as the parties hereto mutually agree (the "Closing Date").

SECTION 2.  REPRESENTATIONS AND WARRANTIES OF LINEO

      In order to induce Caldera Systems to enter into this Agreement, Lineo represents and warrants to Caldera Systems the following, except as set forth on a Schedule of Exceptions furnished by Lineo to Caldera Systems (the "Lineo Schedule of Exceptions"), specifically identifying the relevant subparagraph(s) hereof, which exceptions shall be deemed to be representations and warranties as if made hereunder:

2.1   ORGANIZATION AND CORPORATE POWER.

      Lineo is a corporation duly organized and validly existing under the laws of the State of Utah, and is qualified to do business as a foreign corporation in each jurisdiction in which the failure to be so qualified would have a material adverse effect on its assets, liabilities, financial condition, business, or results of


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operations (a "Material Adverse Effect"). Lineo has all required corporate power and corporate authority to carry on its business as presently conducted, to enter into and perform this Agreement and the agreements contemplated hereby to which it is a party and to carry out the transactions contemplated hereby and thereby, including the issuance of the Lineo Shares. Lineo is not in material violation of any term of its Articles of Incorporation (the "Lineo Articles of Incorporation"), or Bylaws (the "Lineo Bylaws").

2.2   AUTHORIZATION AND NON-CONTRAVENTION.

      The execution, delivery and performance by Lineo of this Agreement and each other agreement, document and instrument to be executed and delivered by Lineo pursuant to or as contemplated by this Agreement, including, without limitation, the issuance and delivery of the Lineo Shares, have been duly authorized, by all necessary corporate action on behalf of Lineo. This Agreement and each such other agreement, document, and instrument, when executed and delivered, will constitute valid and binding obligations of Lineo, enforceable in accordance with their respective terms, except as may be limited by applicable law and public policy and subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) general principles of equity and/or laws relating to the availability of specific performance, injunctive relief or other equitable remedies, whether such enforceability is considered in a proceeding in equity or at law. The execution and delivery by Lineo of this Agreement and each other agreement, document and instrument to be executed and delivered by Lineo pursuant hereto or as contemplated hereby and the performance by Lineo of the transactions contemplated hereby and thereby, including, without limitation, the offer, sale, issuance and delivery of the Lineo Shares, do not and will not: (A) violate, conflict with or result in a default (whether after the giving of notice, lapse of time or both) under any material contract, mortgage, indenture, contract, instrument or obligation to which Lineo is a party or by which it or its assets are bound, or any provision of the Lineo Articles of Incorporation or Lineo Bylaws, or cause the creation of any material lien, charge or encumbrance upon any of the assets of Lineo; (B) to Lineo's knowledge, violate or result in a violation of, or constitute a default under, any provision of any material law, regulation or rule, or any judgment, order, writ, decree or statute of, or any restriction imposed by, any court or governmental agency applicable to Lineo; (C) require from Lineo any notice to, declaration or filing with, or consent or approval of any governmental authority or third party other than such filings as have been made prior to the Closing and/or as may be required to secure an exemption from qualification of the offer and sale of the Lineo Shares under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities and blue sky laws; or (D) accelerate any obligation under, or give rise to a right of termination, suspension, revocation or impairment of, any material agreement, permit, license or authorization applicable to any of Lineo's, operations, assets or properties, or by which Lineo is bound.

2.3   CAPITALIZATION.

      As of the Closing, the authorized capital stock of Lineo will consist of 100,000,000 shares of Common Stock, of which 18,000,000 shares will be issued and outstanding. As of the Closing, other than the shares described in the preceding sentence and options to purchase 1,333,950 shares of the common stock of Lineo granted to employees and members of the Board of Directors of Lineo pursuant to Lineo's Stock Option Plan, Lineo has not issued any warrants, options, rights (including, without limitation, conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements or agreements of any kind for the purchase or acquisition from Lineo of any shares of capital stock or other securities, including, without limitation, any securities convertible into or exercisable or exchangeable for such shares or any warrants, options or other rights to acquire any such convertible securities. As of the Closing, and after giving effect to the transactions contemplated hereby, all of the outstanding shares of capital stock of Lineo and each of its Subsidiaries will have been duly and validly authorized and issued, fully paid and nonassessable and not subject to any preemptive rights and will have been offered, issued, sold and delivered


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in compliance with applicable federal and state securities laws. There are no preemptive rights, rights of first refusal, put or call rights or obligations or anti-dilution rights with respect to the issuance, sale or redemption of Lineo's capital stock or other securities. Lineo is not a party or subject to any agreement or understanding, and, to the best of Lineo's knowledge, there is no agreement or understanding between any persons that affects or relates to the voting or giving of written consents with respect to any security or the voting by a director of Lineo.

2.4   VALID ISSUANCE OF LINEO SHARES.

      The Lineo Shares, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and non-assessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

2.5   SUBSIDIARIES.

      Lineo does not own or control, directly or indirectly, any interest in any other corporation, partnership, limited liability company, association or other business entity. Lineo is not a participant in any joint venture, partnership or similar arrangement.

2.6   CONTRACTS AND OTHER COMMITMENTS.

      Lineo has not and/or is not bound by any contract, agreement, lease, commitment, or proposed transaction, judgment, order, writ or decree, written or oral, absolute or contingent, other than contracts entered into in the ordinary course of business. For the purpose of this paragraph, employment and consulting contracts and license agreements and any other agreements relating to Lineo's acquisition or disposition of Intellectual Property (other than standard end-user license agreements) shall not be considered to be contracts entered into in the ordinary course of business.

2.7   RELATED-PARTY TRANSACTIONS.

      No employee, officer, stockholder or director of Lineo or member of his or her immediate family is indebted to Lineo, nor is Lineo indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of Lineo, and (iii) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of Lineo or such Subsidiary). To the best of Lineo's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which Lineo is affiliated or with which Lineo has a business relationship, or any firm or corporation that competes with Lineo, except that employees, stockholders, officers or directors of Lineo and members of their immediate families may own stock in publicly-traded companies that may compete with Lineo. To the best of Lineo's, no officer, director or stockholder or any member of their immediate families is, directly or indirectly, interested in any material contract with Lineo (other than such contracts as relate to any such person's ownership of capital stock or other securities of Lineo).



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2.8   REGISTRATION RIGHTS.

      Lineo is presently not under any obligation and has not granted any rights to register under the Securities Act any of its presently outstanding securities or any of its securities that may subsequently be issued.

2.9   PERMITS.

      Lineo has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of Lineo, and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as presently planned to be conducted. Lineo is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

2.10  LITIGATION.

      There is no action, suit, proceeding or investigation pending or, to the best of Lineo's knowledge, currently threatened against Lineo that questions the validity of this Agreement, or the right of Lineo to enter into this Agreement, or to consummate the transactions contemplated hereby, or that might result, either individually or in the aggregate, in any material adverse change in the assets, business, properties, prospects, or financial condition of Lineo, or in any material change in the current equity ownership of Lineo.

2.11  RETURNS AND COMPLAINTS.

      Lineo has not received any customer complaints concerning alleged defects in its products (or the design thereof) that, if true, would materially adversely affect the operations or financial condition of Lineo.

2.12  DISCLOSURE.

      Lineo has provided Caldera Systems with all the information reasonably available to it without undue expense that Caldera Systems has requested for deciding whether to purchase the Lineo Shares and all information that Lineo believes is reasonably necessary to enable Caldera Systems to make such decision.

2.13  OFFERING.

      Subject, in part, to the truth and accuracy of Caldera Systems's representations set forth in this Agreement, the offer, sale and issuance of the Lineo Shares as contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and neither Lineo, nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

2.14  TITLE TO PROPERTY AND ASSETS; LEASES.

      Except (i) as reflected in the Lineo Financial Statements (defined in paragraph 2.15), (ii) for liens for current taxes not yet delinquent, (iii) for liens imposed by law and incurred in the ordinary course of business for obligations not past due to carriers, warehousemen, laborers, materialmen and the like, (iv) for liens in respect of pledges or deposits under workers' compensation laws or similar legislation or (v) for minor defects in title, none of which, individually or in the aggregate, materially interferes with the use of such property, Lineo has good and marketable title to its property and assets free and clear of all mortgages, liens, claims and encumbrances. With respect to the property and assets it leases, Lineo is in compliance


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with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances, subject to clauses (i)-(v) above.

2.15  FINANCIAL STATEMENTS.

      Lineo has made available to Caldera Systems its unaudited trial balance sheet (which includes assets and liabilities, ending balances, revenues and expenses, and the balance of stockholders' equity) at October 31, 1999 for the fiscal year then ended (the "Lineo Financial Statements"). The Lineo Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The Lineo Financial Statements fairly present the financial condition and operating results of Lineo as of the dates, and for the periods, indicated therein. Except as set forth in the Lineo Financial Statements, Lineo has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to October 31, 1999 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Lineo Financial Statements, which in both cases, individually or in the aggregate, are not material to the financial condition or operating results of Lineo. Except as disclosed in the Lineo Financial Statements, Lineo is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. Lineo maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

2.16  CHANGES.

      Since October 31, 1999, there has not been any event or condition of any type that has materially and adversely affected the business, properties or financial condition of Lineo or any of its Subsidiaries.

2.17  INTELLECTUAL PROPERTY.

      To the best of Lineo's knowledge, Lineo, and its products have not infringed and do not infringe the copyrights of any third party. To the best of Lineo's knowledge, Lineo has not misappropriated and is not misappropriating any trade secrets or proprietary confidential information of any third party, and the products of Lineo do not include or embody any trade secret or proprietary confidential information misappropriated by Lineo from any third party. To the best of Lineo's knowledge, Lineo and its products have not infringed and do not infringe any patents, trademarks, service marks, or trade names of any third party. Each item of Intellectual Property owned by or licensed to Lineo immediately prior to the Closing hereunder will be owned by or licensed to Lineo on identical terms and conditions immediately subsequent to the Closing hereunder (i.e., identical to any applicable terms and conditions immediately prior to the Closing).

            (i) To the best of Lineo's knowledge, none of Lineo and its directors and officers (and employees with responsibility for Intellectual Property matters) has ever received any charge, complaint, claim, demand, or notice alleging any such infringement, misappropriation, or violation by Lineo of Intellectual Property (including any claim that Lineo must license or refrain from using any Intellectual Property rights of any third party). To the best of Lineo's knowledge and the knowledge of directors and officers (and employees with responsibility for Intellectual Property matters) of Lineo, no third party has infringed, misappropriated, or otherwise violated any Intellectual Property rights of Lineo.

            (ii) Within thirty days of the date of Closing, Lineo will provide to Caldera Systems a schedule (the "IP Schedule") identifying (a) each patent which has been issued or assigned to Lineo,


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      (b) each pending patent application which has been filed by or for Lineo,
      (c) each trademark or service mark registration issued or assigned to Lineo, (d) each pending trademark or service mark application which has been filed by or for Lineo, (e) each copyright registration issued or assigned to Lineo, (f) each pending copyright application which has been filed by or for Lineo, and (g) each license which Lineo has granted to any third party with respect to any of Lineo's Intellectual Property excluding licenses to end users of Company products granted in the ordinary course of business. Lineo will deliver to Caldera Systems correct and complete copies of all such patents, registrations, applications, and licenses (as amended to date). The Lineo IP Schedule will also identify each trade name and each unregistered trademark or service mark owned or claimed by Lineo in connection with its business. With respect to each patent, application, and registration (each an "IP item") identified in the Lineo IP Schedule:

                  (A) Lineo possess all right, title, and interest in and to the
            IP item, free and clear of any mortgage, lien, claim, license, or other encumbrance;

                  (B) to the best of Lineo's knowledge, the IP item is not
            subject to any outstanding injunction, judgment, order, decree, ruling, or charge;

                  (C) to the best of Lineo's knowledge, no action, suit,
            proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or, to the best of Lineo's or its Subsidiaries' knowledge, and the knowledge of the directors and officers (and employees with responsibility for Intellectual Property matters) of Lineo and its Subsidiaries, is threatened which challenges the legality, validity, enforceability, use, or ownership of the IP item; and

                  (D) Lineo has never agreed to indemnify any Person for or
            against any interference, infringement, misappropriation, or other conflict with respect to the IP item.

            (iii) The Lineo IP Schedule will identify each item of Intellectual Property that any third party owns and licenses to Lineo, excluding licenses to commercially available software products (e.g., Windows, Microsoft Office, etc.) used by Lineo as an end user. Lineo will deliver with the IP Schedule to Caldera Systems correct and complete copies of all agreements applicable to such licenses (as amended to date). The term "license" is intended to include "sublicense." With respect to each such license and agreement required to be identified in the Lineo IP Schedule, to the best of Lineo's knowledge;

                  the  license  and  agreement  are  legal,  valid,   binding,
enforceable, and in full force and effect;

                  the license and agreement will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms on the day immediately following the Closing;

                  no party to the agreement is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default or permit termination, modification, or acceleration thereunder;

                  no party to the agreement has repudiated any provision thereof;

                  the license is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge; and

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                  no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or is threatened which challenges the legality, validity, or enforceability of the license or agreement.

            (iv) To the best of Lineo's knowledge and to the knowledge of the directors and officers (and employees with responsibility for Intellectual Property matters) of Lineo, Lineo will not infringe, misappropriate, or otherwise violate any Intellectual Property rights of third parties as a result of the continued operation of its businesses as presently conducted and as presently proposed to be conducted.

2.18  MANUFACTURING AND MARKETING RIGHTS.

      Except as set forth on the Lineo Schedule of Exceptions, Lineo has not granted rights to manufacture, produce, assemble, license, market or sell its products to any other person and is not bound by any agreement that affects Lineo's exclusive right to develop, manufacture, assemble, distribute, market or sell its products.

2.19  EMPLOYEES; EMPLOYEE COMPENSATION.

      To the best of Lineo's knowledge, the relationships between Lineo and its employees are good and no labor dispute or claims are pending or threatened. None of Lineo's employees belongs to any union or collective bargaining unit. To the best of Lineo's knowledge, Lineo has complied in all material respects with all applicable state and federal laws related to employment. To the best of Lineo's knowledge, no employee of Lineo is or will be in violation of any judgment, decree or order, or any term of any employment contract, patent disclosure agreement, or other contract or agreement relating to the relationship of any such employee with Lineo, or any other party because of the nature of the business conducted or presently proposed to be conducted by Lineo or to the use by the employee of his or her best efforts with respect to such business. Lineo is not a party to or bound by any currently effective employment contract, deferred compensation agreement, incentive plan, profit sharing plan, retirement agreement or other employee compensation agreement. Lineo is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with Lineo, nor does Lineo have a present intention to terminate the employment of any of the foregoing. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of Lineo is terminable at the will of Lineo.


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2.20  TAX RETURNS, PAYMENTS, AND ELECTIONS.

      Lineo has timely filed all tax returns and reports (federal, state and local) as required by law. These returns and reports are true and correct in all material respects. Lineo has paid all taxes and other assessments due, except those contested by it in good faith. Lineo has not elected, pursuant to the Internal Revenue Code of 1986, as amended ("Code"), to be treated as an S corporation or a collapsible corporation pursuant to Section 1362(a) or Section 341(f) of the Code, nor has it made any other elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation or amortization) that would have a material effect on the business, properties, prospects or financial condition of Lineo. Lineo has never had any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. None of Lineo's income tax returns (federal or otherwise) and none of its state income or franchise tax or sales or use tax returns has ever been audited by governmental authorities. Lineo has made adequate provisions on its books of account for all taxes, assessments and governmental charges with respect to its business, properties and operations for such period. Lineo has withheld or collected from each payment made to each of its employees, the amount of all taxes, including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositaries.

2.21  ENVIRONMENTAL AND SAFETY LAWS.

      Lineo is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF CALDERA SYSTEMS

      In order to induce Lineo to enter into this Agreement, Caldera Systems represents and warrants to Lineo the following, except as set forth on a Schedule of Exceptions furnished by Caldera Systems to Lineo (the "Caldera Systems Schedule of Exceptions"), specifically identifying the relevant subparagraph(s) hereof, which exceptions shall be deemed to be representations and warranties as if made hereunder:

3.1   ORGANIZATION AND CORPORATE POWER.

      Each of Caldera Systems and its Subsidiaries is a corporation duly organized and validly existing under the laws of the State of Utah, and is qualified to own and operate its properties and assets, to do business as a foreign corporation in each jurisdiction in which the failure to be so qualified would have a Material Adverse Effect. Each of Caldera Systems and its Subsidiaries has all required corporate power and corporate authority to carry on its business as presently conducted, to enter into and perform this Agreement and the agreements contemplated hereby to which it is a party and to carry out the transactions contemplated hereby and thereby, including the issuance of the Caldera Systems Shares. Caldera Systems is not in material violation of any term of its Articles of Incorporation, as amended as of the date hereof (the "Caldera Systems Articles of Incorporation"), or Bylaws, as amended as of the date hereof (the "Caldera Systems Bylaws").


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3.2   AUTHORIZATION AND NON-CONTRAVENTION.

      The execution, delivery and performance by Caldera Systems of this Agreement and each other agreement, document and instrument to be executed and delivered by Caldera Systems pursuant to or as contemplated by this Agreement, including, without limitation, the issuance and delivery of the Caldera Systems Shares, have been duly authorized, or will be duly authorized prior to the Closing, by all necessary corporate action on behalf of Caldera Systems. This Agreement and each such other agreement, document, and instrument, when executed and delivered, will constitute valid and binding obligations of Caldera Systems, enforceable in accordance with their respective terms, except as may be limited by applicable law and public policy and subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) general principles of equity and/or laws relating to the availability of specific performance, injunctive relief or other equitable remedies, whether such enforceability is considered in a proceeding in equity or at law. The execution and delivery by Caldera Systems of this Agreement and each other agreement, document and instrument to be executed and delivered by Caldera Systems pursuant hereto or as contemplated hereby and the performance by Caldera Systems of the transactions contemplated hereby and thereby, including, without limitation, the offer, sale, issuance and delivery of the Caldera Systems Shares, do not and will not: (A) violate, conflict with or result in a default (whether after the giving of notice, lapse of time or both) under any material contract, mortgage, indenture, contract, instrument or obligation to which Caldera Systems or any of its Subsidiaries is a party or by which it or its assets are bound, or any provision of the Caldera Systems Articles of Incorporation or Caldera Systems Bylaws, or cause the creation of any material lien, charge or encumbrance upon any of the assets of Caldera Systems or any of its Subsidiaries; (B) to Caldera Systems's knowledge, violate or result in a violation of, or constitute a default under, any provision of any material law, regulation or rule, or any judgment, order, writ, decree or statute of, or any restriction imposed by, any court or governmental agency applicable to Caldera Systems or any of its Subsidiaries;
(C) require from Caldera Systems any notice to, declaration or filing with, or consent or approval of any governmental authority or third party other than such filings as have been made prior to the Closing and/or as may be required to secure an exemption from qualification of the offer and sale of the Caldera Systems Shares under the Securities Act, and applicable state securities and blue sky laws; or (D) accelerate any obligation under, or give rise to a right of termination, suspension, revocation or impairment of, any material agreement, permit, license or authorization applicable to any of Caldera Systems's, or any of its Subsidiaries', business, operations, assets or properties, to which Caldera Systems, or any of its Subsidiaries, is a party or by which Caldera Systems is bound.

3.3   CAPITALIZATION.

      As of the Closing, without giving effect to the transactions contemplated hereby, the authorized capital stock of Caldera Systems will consist of 75,000,000 shares of common stock, of which 20,144,904 shares will be issued and outstanding and 25,000,000 shares of preferred stock of which 6,596,146 shares have been designated Series A Preferred Stock, all of which are issued and outstanding, and 5,000,000 shares have been designated Series B Preferred Stock, all of which are isssued and outstanding. As of the Closing, other than the shares described in the preceding sentence, (ii) the conversion privileges of the Series A Preferred Stock and the Series B Preferred Stock of Caldera, and
(iii) currently outstanding options to purchase 5,288,882 shares of the common stock of Caldera granted to employees and members of the Board of Directors of Caldera pursuant to Caldera's 1998 Stock Option Plan and 1999 Omnibus Stock Incentive Plan, Caldera Systems has not issued any warrants, options, rights (including, without limitation, conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements or agreements of any kind for the purchase or acquisition from Caldera Systems, or any of its Subsidiaries, of any shares of its, or any of its Subsidiaries', capital stock or other securities, including, without limitation, any securities convertible into or exercisable or exchangeable for such shares or any warrants, options or other rights to acquire any

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such convertible securities. As of the Closing, and after giving effect to the transactions contemplated hereby, all of the outstanding shares of capital stock of Caldera Systems and each of its Subsidiaries will have been duly and validly authorized and issued, fully paid and nonassessable and not subject to any preemptive rights and will have been offered, issued, sold and delivered in compliance with applicable federal and state securities laws. Except as set forth in the Caldera Systems Articles of Incorporation and in that certain Amended and Restated Investor Rights Agreement, dated as of December 30, 1999, among Caldera Systems and the shareholders of Caldera Systems who are party thereto (the "Caldera Systems Investor Rights Agreement"), there are no preemptive rights, rights of first refusal, put or call rights or obligations or anti-dilution rights with respect to the issuance, sale or redemption of Caldera Systems's capital stock or other securities. Caldera Systems is not a party or subject to any agreement or understanding, and, to the best of Caldera Systems's knowledge, there is no agreement or understanding between any persons that affects or relates to the voting or giving of written consents with respect to any security or the voting by a director of Caldera Systems.

3.4   VALID ISSUANCE OF CALDERA SYSTEMS SHARES.

      The Caldera Systems Shares, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and non-assessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

3.5   SUBSIDIARIES.

      Caldera Systems does not own or control, directly or indirectly, any interest in any other corporation, partnership, limited liability company, association or other business entity. Caldera Systems is not a participant in any joint venture, partnership or similar arrangement.

3.6   CONTRACTS AND OTHER COMMITMENTS.

      Neither Caldera Systems nor any of its Subsidiaries has and/or is bound by any contract, agreement, lease, commitment, or proposed transaction, judgment, order, writ or decree, written or oral, absolute or contingent, other than contracts entered into in the ordinary course of business. For the purpose of this paragraph, employment and consulting contracts and license agreements and any other agreements relating to Caldera Systems's or any of its Subsidiary's acquisition or disposition of Intellectual Property (other than standard end-user license agreements) shall not be considered to be contracts entered into in the ordinary course of business.

3.7   RELATED-PARTY TRANSACTIONS.

      No employee, officer, stockholder or director of Caldera Systems or any of its Subsidiaries or member of his or her immediate family is indebted to Caldera Systems, nor is Caldera Systems or any Subsidiary indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of Caldera Systems or such Subsidiary, and (iii) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of Caldera Systems or such Subsidiary). To the best of Caldera Systems's or such Subsidiary's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which Caldera Systems or such Subsidiary is affiliated or with which Caldera Systems or such Subsidiary has a business relationship, or any firm or corporation that competes with Caldera Systems or such Subsidiary, except that employees, stockholders, officers or directors of Caldera

Systems or such Subsidiary and members of their immediate families may own stock in publicly-traded companies that may compete with Caldera Systems or such Subsidiary. To the best of Caldera Systems's or such Subsidiary's knowledge, no officer, director or stockholder or any member of their immediate families is, directly or indirectly, interested in any material contract with Caldera Systems or such Subsidiary (other than such contracts as relate to any such person's ownership of capital stock or other securities of Caldera Systems or such Subsidiary).

3.8   REGISTRATION RIGHTS.

      Except as set forth in the Caldera Systems Investor Rights Agreement, Caldera Systems is presently not under any obligation and has not granted any rights to register under the Securities Act any of its presently outstanding securities or any of its securities that may subsequently be issued.

3.9   PERMITS.

      Each of Caldera Systems and its Subsidiaries has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of Caldera Systems or any such Subsidiary, and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as presently planned to be conducted. Neither Caldera Systems nor any Subsidiary is in default in any material respect under any of such franchises, permits, licenses or other similar authority.

3.10  LITIGATION.

      There is no action, suit, proceeding or investigation pending or, to the best of Caldera Systems's or any of its Subsidiary's knowledge, currently threatened against Caldera Systems or any of its Subsidiary's that questions the validity of this Agreement, or the right of Caldera Systems to enter into this Agreement, or to consummate the transactions contemplated hereby, or that might result, either individually or in the aggregate, in any material adverse change in the assets, business, properties, prospects, or financial condition of Caldera Systems or any of its Subsidiaries, or in any material change in the current equity ownership of Caldera Systems or any of its Subsidiaries.

3.11  RETURNS AND COMPLAINTS.

      Neither Caldera Systems nor any of its Subsidiaries has received any customer complaints concerning alleged defects in its products (or the design thereof) that, if true, would materially adversely affect the operations or financial condition of Caldera Systems or any of its Subsidiaries.

3.12  DISCLOSURE.

      Caldera Systems has provided Lineo with all the information reasonably available to it without undue expense that Lineo has requested for deciding whether to purchase the Caldera Systems Shares and all information that Caldera Systems believes is reasonably necessary to enable Lineo to make such decision.

3.13  OFFERING.

      Subject, in part, to the truth and accuracy of Lineo's representations set forth in this Agreement, the offer, sale and issuance of the Caldera Systems Shares as contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and neither Caldera Systems, any of its Subsidiaries, nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

3.14  TITLE TO PROPERTY AND ASSETS; LEASES.

      Except (i) as reflected in the Caldera Systems Financial Statements (defined in paragraph 3.15), (ii) for liens for current taxes not yet delinquent, (iii) for liens imposed by law and incurred in the ordinary course of business for obligations not past due to carriers, warehousemen, laborers, materialmen and the like, (iv) for liens in respect of pledges or deposits under workers' compensation laws or similar legislation or (v) for minor defects in title, none of which, individually or in the aggregate, materially interferes with the use of such property, each of Caldera Systems and its Subsidiaries has good and marketable title to its property and assets free and clear of all mortgages, liens, claims and encumbrances. With respect to the property and assets it leases, each of Caldera Systems and its Subsidiaries is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances, subject to clauses (i)-(v) above.

3.15  FINANCIAL STATEMENTS.

      Caldera Systems has delivered to Lineo its audited financial statements (balance sheet and profit and loss statement, statement of stockholders' equity and statement of cash flows, including notes thereto) at October 31, 1999 and for the fiscal year then ended (the "Caldera Systems Financial Statements"). The Caldera Systems Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The Caldera Systems Financial Statements fairly present the financial condition and operating results of Caldera Systems as of the dates, and for the periods, indicated therein. Except as set forth in the Caldera Systems Financial Statements, neither Caldera Systems nor any of its Subsidiaries has any material liabilities, contingent or otherwise, other than
(i) liabilities incurred in the ordinary course of business subsequent to October 31, 1999 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Caldera Systems Financial Statements, which in both cases, individually or in the aggregate, are not material to the financial condition or operating results of Caldera Systems or any of its Subsidiaries. Except as disclosed in the Caldera Systems Financial Statements, neither Caldera Systems nor any of its Subsidiaries is a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. Caldera Systems and each of its Subsidiaries maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

3.16  CHANGES.

      Since October, 1999, there has not been any event or condition of any type that has materially and adversely affected the business, properties or financial condition of Caldera Systems or any of its Subsidiaries.

3.17  INTELLECTUAL PROPERTY.

      To the best of Caldera Systems's and its Subsidiaries' knowledge, Caldera Systems, its Subsidiaries and their products have not infringed and do not infringe the copyrights of any third party. To the best of Caldera Systems's and its Subsidiaries' knowledge, neither Caldera Systems nor its Subsidiaries has misappropriated or is misappropriating any trade secrets or proprietary confidential information of any third party, and the products of Caldera Systems and its Subsidiaries do not include or embody any trade secret or proprietary confidential information misappropriated by Caldera Systems or its Subsidiaries from any third party. To the best of Caldera Systems's and its Subsidiaries' knowledge, each of Caldera Systems and its Subsidiaries and their respective products have not infringed and do not infringe any patents, trademarks, service marks, or trade names of any third party. Each item of Intellectual Property owned by or licensed to Caldera Systems and its Subsidiaries immediately prior to the Closing hereunder will be owned by or licensed to Caldera Systems and the Subsidiary on identical terms and conditions immediately subsequent to the Closing hereunder (i.e., identical to any applicable terms and conditions immediately prior to the Closing).

            (i) To the best of Caldera Systems's and its Subsidiaries' knowledge, none of Caldera Systems or its Subsidiaries or their directors and officers (and employees with responsibility for Intellectual Property matters) has ever received any charge, complaint, claim, demand, or notice alleging any such infringement, misappropriation, or violation by Caldera Systems or its Subsidiaries of Intellectual Property (including any claim that Caldera Systems and its Subsidiaries must license or refrain from using any Intellectual Property rights of any third party). To the best of Caldera Systems's and its Subsidiaries' knowledge and the knowledge of directors and officers (and employees with responsibility for Intellectual Property matters) of Caldera Systems and its Subsidiaries, no third party has infringed, misappropriated, or otherwise violated any Intellectual Property rights of Caldera Systems and its Subsidiaries.

            (ii) The Caldera Systems Schedule of Exceptions identifies (a) each patent which has been issued or assigned to Caldera Systems or any of its Subsidiaries, (b) each pending patent application which has been filed by or for Caldera Systems or any of its Subsidiaries, (c) each trademark or service mark registration issued or assigned to Caldera Systems or any of its Subsidiaries, (d) each pending trademark or service mark application which has been filed by or for Caldera Systems or any its Subsidiaries,
      (e) each copyright registration issued or assigned to Caldera Systems or any of its Subsidiaries, (f) each pending copyright application which has been filed by or for Caldera Systems or any of its Subsidiaries, and (g) each license which Caldera Systems and its Subsidiaries has granted to any third party with respect to any of Caldera Systems's Intellectual Property excluding licenses to end users of Company products granted in the ordinary course of business. Caldera Systems has delivered to Lineo correct and complete copies of all such patents, registrations, applications, and licenses (as amended to date). The Caldera Systems Schedule of Exceptions also identifies each trade name and each unregistered trademark or service mark owned or claimed by any of Caldera Systems and its Subsidiaries in connection with any of their businesses. With respect to each IP item identified in the Caldera Systems Schedule of
      Exceptions:

                  (A) Caldera Systems and its Subsidiaries possess all right, title, and interest in and to the IP item, free and clear of any mortgage, lien, claim, license, or other encumbrance;

                  (B) to the best of Caldera Systems's and its Subsidiaries'
            knowledge, the IP item is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge;

                  (C) to the best of Caldera Systems's or its Subsidiaries'
            knowledge, no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or, to the best of Caldera Systems's or its Subsidiaries' knowledge, and the knowledge of the directors and officers (and employees with responsibility for Intellectual Property matters) of Caldera Systems and its Subsidiaries, is threatened which challenges the legality, validity, enforceability, use, or ownership of the IP item; and

                  (D) none of Caldera Systems and its Subsidiaries has ever
            agreed to indemnify any Person for or against any interference, infringement, misappropriation, or other conflict with respect to the IP item.

            (iii) The Caldera Systems Schedule of Exceptions identifies each item of Intellectual Property that any third party owns and licenses to any of Caldera Systems and its Subsidiaries, excluding licenses to commercially available software products (e.g., Windows, Microsoft Office, etc.) used by any of Caldera Systems and its Subsidiaries as an end user. Caldera Systems has delivered to Lineo correct and complete copies of all agreements applicable to such licenses (as amended to date). The term "license" is intended to include "sublicense." With respect to each such license and agreement required to be identified in the Caldera Systems Schedule of Exceptions, to the best of Caldera Systems's or its Subsidiaries' knowledge;

                  the license and agreement are legal, valid, binding, enforceable, and in full force and effect;

                  the license and agreement will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms on the day immediately following the Closing;

                  no party to the agreement is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default or permit termination, modification, or acceleration thereunder;

                  no party to the agreement has repudiated any provision thereof;

                  the license is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge; and

                  no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or is threatened which challenges the legality, validity, or enforceability of the license or agreement.

            (iv) To the best of Caldera Systems's and its Subsidiaries' knowledge and to the knowledge of the directors and officers (and employees with responsibility for Intellectual Property matters) of Caldera Systems and its Subsidiaries, neither Caldera Systems nor any of its Subsidiaries will infringe, misappropriate, or otherwise violate any Intellectual Property rights of third parties as a result of the continued operation of its businesses as presently conducted and as presently proposed to be conducted.

3.18  MANUFACTURING AND MARKETING RIGHTS.

      Except as set forth on the Caldera Systems Schedule of Exceptions, neither Caldera Systems nor any of its Subsidiaries has granted rights to manufacture, produce, assemble, license, market or sell its products to any other person and is not bound by any agreement that affects Caldera Systems's or such Subsidiary's exclusive right to develop, manufacture, assemble, distribute, market or sell its products.

3.19  EMPLOYEES; EMPLOYEE COMPENSATION.

      To the best of Caldera Systems's and its Subsidiary's knowledge, the relationships between Caldera Systems and its Subsidiaries and their respective employees are good and no labor dispute or claims are pending or threatened. None of Caldera Systems's or any of its Subsidiary's employees belongs to any union or collective bargaining unit. To the best of Caldera Systems's and its Subsidiaries' knowledge, Caldera Systems and each of its Subsidiaries has complied in all material respects with all applicable state and federal laws related to employment. To the best of Caldera Systems's and it Subsidiary's knowledge, no employee of Caldera Systems or any such Subsidiary is or will be in violation of any judgment, decree or order, or any term of any employment contract, patent disclosure agreement, or other contract or agreement relating to the relationship of any such employee with Caldera Systems, any of its Subsidiaries, or any other party because of the nature of the business conducted or presently proposed to be conducted by Caldera Systems or any of its Subsidiaries or to the use by the employee of his or her best efforts with respect to such business. Caldera Systems is not a party to or bound by any currently effective employment contract, deferred compensation agreement, incentive plan, profit sharing plan, retirement agreement or other employee compensation agreement. Neither Caldera Systems nor any of its Subsidiaries is aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with Caldera Systems or any of its Subsidiaries, nor does Caldera Systems or any of its Subsidiaries have a present intention to terminate the employment of any of the foregoing. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of Caldera Systems and each of its Subsidiaries is terminable at the will of Caldera Systems or such Subsidiary, as applicable.

3.20  TAX RETURNS, PAYMENTS, AND ELECTIONS.

      Caldera Systems and each of its Subsidiaries has timely filed all tax returns and reports (federal, state and local) as required by law. These returns and reports are true and correct in all material respects. Caldera Systems and each of its Subsidiaries has paid all taxes and other assessments due, except those contested by it in good faith. Neither Caldera Systems nor any of its Subsidiaries has elected pursuant to the Code, to be treated as an S corporation or a collapsible corporation pursuant to Section 1362(a) or Section 341(f) of the Code, nor has it made any other elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation or amortization) that would have a material effect on the business, properties, prospects or financial condition of Caldera Systems or any of its Subsidiaries. Neither Caldera Systems nor any of its Subsidiaries has ever had any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. None of Caldera Systems's or any Subsidiary's income tax returns (federal or otherwise) and none of its state income or franchise tax or sales or use tax returns has ever been audited by governmental authorities. Caldera Systems and each of its Subsidiaries has made adequate provisions on its books of account for all taxes, assessments and governmental charges with respect to its business, properties and operations for such period. Caldera Systems and each of its Subsidiaries has withheld or collected from each payment made to each of its employees, the amount of all taxes, including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositaries.

3.21  ENVIRONMENTAL AND SAFETY LAWS.

            Neither Caldera Systems nor any of its Subsidiaries is in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

SECTION 4.  ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE PARTIES

      (a) Each party purchasing securities hereunder represents to the other that (i) it has such knowledge and experience in financial and business matters and in private placement transactions of securities of companies in a similar stage of development as the other party that it is capable of evaluating the merits and risks of the investment contemplated by such purchasing party under this Agreement and making an informed investment decision with respect thereto,
(ii) it is able to bear the economic risk of such investment and can afford to sustain a substantial loss on such investment, (iii) it is an "accredited investor" as such term is defined in Rule 501 under the Securities Act, (iv) it is purchasing the securities purchased by it hereunder for its own account, for investment only and not with a view to, or any present intention of, effecting a resale ordistribution of or selling or granting any participation in such securities or any part thereof, (v) it realizes that the basis for any exemption pursuant to which the securities such party is purchasing hereunder have been issued may not be present if, notwithstanding the representations made by such party hereunder, such party has in mind merely acquiring the securities is is purchasing hereunder for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise and (vi) it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to such securities. Each party acknowledges that the securities purchased by it hereunder have not been registered under the Securities Act or the securities laws of any state or other jurisdiction in reliance on an exemption from registration thereunder and reliance on such exemption by the issuer of such securities is predicated on the representations and warranties set forth in this Agreement. Furthermore, each party purchasing securities hereunder acknowledges that such securities cannot be disposed of unless they are subsequently registered under the Securities Act and any applicable state laws or an exemption from such registration is available.

      (b) Each party understands that the securities have not been registered under the Securities Act, that there is no public market for the securities, and that it must bear the economic risk of investment for an indefinite period of time. In particular, such party is aware that the securities purchased by it hereunder may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about the issuer of such securities. Such information is not now available and such issuer has no present plans to make such information available.

      (c) Each party represents that there are no claims for investment banking fees, brokerage commissions, finder's fees or similar compensation (exclusive of professional fees to lawyers and accountants) in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of such party. Such party (the "Indemnifying Party") agrees to indemnify and to hold harmless the other from any liability for any commission or compensation in the nature of a finder's fee (and the cost and expenses of defending against such liability or asserted liability) for which such Indemnifying Party or any of its officers, partners, employees or representatives is responsible.

      (d) Each party believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the securities purchased by it hereunder. Such party further represents that it has had an opportunity to ask questions and receive answers from the party issuing such securities regarding the terms and conditions of the offering of such securities and the business, properties, prospects and financial condition of such issuer and to obtain additional information (to the extent such issuer possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to such party or to which such party had access. The foregoing, however, does not limit or modify the representations and warranties of such issuer in Section 2 or 3, as applicable, of this Agreement or the right of such party to rely thereon.

SECTION 5.  CONDITIONS TO CLOSING

5.1   CONDITIONS OF CALDERA SYSTEMS'S OBLIGATIONS AT CLOSING.

      The obligations of Caldera Systems under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against Caldera Systems unless it consents in writing thereto:

      (a)   REPRESENTATIONS AND WARRANTIES.

            The representations and warranties of Lineo and its Subsidiaries contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

      (b)   PERFORMANCE.

            Lineo shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

      (c)   QUALIFICATIONS.

            All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the L:ineo Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing.

      (d)   PROCEEDINGS AND DOCUMENTS.

            All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Caldera Systems's counsel, which shall have received all such counterpart original and certified or other copies of such documents as it may reasonably request.

5.2   CONDITIONS OF LINEO'S OBLIGATIONS AT CLOSING.

      The obligations of Lineo under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against Lineo unless it consents in writing thereto:

      (a)   REPRESENTATIONS AND WARRANTIES.

            The representations and warranties of Caldera Systems and its Subsidiaries contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

      (b)   PERFORMANCE.

            Caldera Systems and its Subsidiaries shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

      (c)   QUALIFICATIONS.

            All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Caldera Systems Shares pursuant to this Agreement shall be duly obtained and effective as of the Closing.

      (d)   PROCEEDINGS AND DOCUMENTS.

            All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to Lineo's counsel, which shall have received all such counterpart original and certified or other copies of such documents as it may reasonably request.

SECTION 6.  POST-CLOSING COVENANTS OF CALDERA SYSTEMS

6.1   FINANCIAL STATEMENTS.

            Caldera Systems shall deliver to Lineo:

            (a) as soon as available, but in any event within 45 days after the end of each quarterly accounting period in each fiscal year, unaudited statements of income and cash flows of Caldera Systems for such quarterly period and for the period from the beginning of the fiscal year to the end of such quarter, and unaudited balance sheets of Caldera Systems as of the end of such quarterly period, setting forth in each case comparisons to the corresponding period in the preceding fiscal year, and all such statements shall be prepared in accordance with generally accepted accounting principles, consistently applied, subject to the absence of footnote disclosures and to normal year-end adjustments for recurring accruals, and shall be certified by Caldera Systems's chief financial officer;

            (b) within 90 days after the end of each fiscal year, audited statements of income and cash flows of Caldera Systems for such fiscal year, and audited balance sheets of Caldera Systems as of the end of such fiscal year, setting forth in each case comparisons to the preceding fiscal year, all prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by, with respect to the consolidated portions of such statements, an opinion containing no exceptions or qualifications (except for qualifications regarding specified contingent liabilities) of an independent accounting firm of recognized national standing; and

            (c) prompt notification of any matter or matters which would reasonably be expected to, individually or in the aggregate, have a material adverse effect on the financial condition, operating results, business, assets, operations, employee relations or customer or supplier relations of Caldera Systems.

      Each of the financial statements referred to in subparagraphs (a) and (b) shall be true and correct in all material respects as of the dates and for the periods stated therein, subject in the case of the unaudited financial statements to changes resulting from normal year-end adjustments for recurring accruals (none of which would, alone or in the aggregate, be materially adverse to the financial condition, operating results, business, assets, operations, business prospects, employee relations or customer or supplier relations of Caldera Systems).

      6.2   CURRENT PUBLIC INFORMATION.

            At all times after Caldera Systems has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), Caldera Systems shall file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder and shall take such further action with respect to the provision of information as any holder or holders of Caldera Systems Shares may reasonably request, all to the extent required to enable such holders to sell Securities pursuant to Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission. Upon request, Caldera Systems shall deliver to any holder of Caldera Systems Shares a written statement as to whether it has complied with such requirements.

SECTION 7.  POST-CLOSING COVENANTS OF LINEO

      7.1   FINANCIAL STATEMENTS.

            Lineo shall deliver to Caldera Systems:

            (a) audited financial statements for Lineo for the fiscal year ended October 31, 1999 including balance sheet, profit and loss statement, statement of stockholders' equity and statement of cash flows (including notes thereto) which Lineo expects to be completed by January 31, 2000;

            (b) as soon as available, but in any event within 45 days after the end of each quarterly accounting period in each fiscal year, unaudited statements of income and cash flows of Lineo for such quarterly period and for the period from the beginning of the fiscal year to the end of such quarter, and unaudited balance sheets of Lineo as of the end of such quarterly period, setting forth in each case comparisons to the corresponding period in the preceding fiscal year, and all such statements shall be prepared in accordance with generally accepted accounting principles, consistently applied, subject to the absence of footnote disclosures and to normal year-end adjustments for recurring accruals, and shall be certified by Lineo's chief financial officer;

            (c) within 90 days after the end of each fiscal year, audited statements of income and cash flows of Lineo for such fiscal year, and audited balance sheets of Lineo as of the end of such fiscal year, setting forth in each case comparisons to the preceding fiscal year, all prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by, with respect to the consolidated portions of such statements, an opinion containing no exceptions or qualifications (except for qualifications regarding specified contingent liabilities) of an independent accounting firm of recognized national standing; and

            (d) prompt notification of any matter or matters which would reasonably be expected to, individually or in the aggregate, have a material adverse effect on the financial condition, operating results, business, assets, operations, employee relations or customer or supplier relations of Lineo.

      Each of the financial statements referred to in subparagraphs (a), (b) and
(c) shall be true and correct in all material respects as of the dates and for the periods stated therein, subject in the case of the unaudited financial statements to changes resulting from normal year-end adjustments for recurring accruals (none of which would, alone or in the aggregate, be materially adverse to the financial condition, operating results, business, assets, operations, business prospects, employee relations or customer or supplier relations of Lineo).

      7.2   CURRENT PUBLIC INFORMATION.

            At all times after Lineo has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Exchange Act, Lineo shall file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder and shall take such further action with respect to the provision of information as any holder or holders of Lineo Shares may reasonably request, all to the extent required to enable such holders to sell Securities pursuant to Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission. Upon request, Lineo shall deliver to any holder of Lineo Shares a written statement as to whether it has complied with such requirements.

      7.3   LINEO IP SCHEDULE.

            Lineo shall deliver the IP Schedule to Caldera Systems within thirty days of the date of this Agreement.

SECTION 8.  GENERAL

8.1   AMENDMENTS, WAIVERS AND CONSENTS.

      For the purposes of this Agreement and all agreements executed pursuant hereto, no course of dealing between or among any of the parties hereto and no delay on the part of any party hereto in exercising any rights hereunder or thereunder shall operate as a waiver of the rights hereof and thereof. No covenant or other provision hereof may be waived otherwise than by a written instrument signed by the party or parties so waiving such covenant or other provision. No amendment to this Agreement may be made without the written consent of all of the parties hereto.

8.2   LEGEND ON SECURITIES.

      The parties acknowledge and agree that the following legend shall be typed on each certificate evidencing any of the securities issued hereunder held at any time by a party:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES AND BLUE SKY LAWS RELATING TO THE DISPOSITION OF SECURITIES, PROVIDED THAT AN OPINION OF COUNSEL TO SUCH EFFECT IS PROVIDED TO

THE ISSUER OF SUCH SECURITIES, IN FORM SATISFACTORY TO SUCH ISSUER, IN CONNECTION THEREWITH.

8.3   GOVERNING LAW.

      This Agreement shall be deemed to be a contract made under, and shall be construed in accordance with, the laws of the State of Utah, as applied to agreements among Utah residents entered into and to be performed entirely within Utah, without giving effect to conflict of laws principles thereof.

8.4   SECTION HEADINGS.

      The descriptive headings in this Agreement have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction or interpretation of any provision thereof or hereof.

8.5   COUNTERPARTS.

      This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute but one and the same document.

8.6   ENTIRE AGREEMENT.

      This Agreement, including the exhibits, documents and instruments referred to herein or therein, constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

8.7   SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

      The warranties, representations and covenants of Lineo and Caldera Systems contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

8.8   SUCCESSORS AND ASSIGNS.

      Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including permitted transferees of any securities issued hereunder). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

8.9   NOTICES.

      Unless otherwise provided, all notices and other communications required or permitted under this Agreement shall be in writing and shall be mailed by United States first-class mail, postage prepaid, sent by facsimile or delivered personally by hand or by a nationally recognized courier addressed to the party to be notified at the address or facsimile number indicated for such person at the address set forth below, or at such other address or facsimile number as such party may designate by ten (10) days' advance written notice to the other parties hereto:

                  If to Caldera Systems:  Caldera Systems, Inc.

                                          240 West Center Street
                                          Orem, Utah 84057
                                          Attention:  President

                  If to Lineo:            Lineo, Inc.
                                          383 South 520 West
                                          Lindon, Utah 84042
                                          Attention:  Chief Financial Officer

All such notices and other written communications shall be effective on the date of mailing, confirmed facsimile transfer or delivery.

8.10  ATTORNEYS' FEES.

      If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to be reimbursed by the non-prevailing party for reasonable attorneys' fees, costs and disbursements, in addition to any other relief to which such party may be entitled.

8.11  SEVERABILITY.

      If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.


SECTION 9   DEFINITIONS

      For the purposes of this Agreement, each of the following terms shall have the meaning set forth opposite such term below:

      "knowledge" of a person shall mean actual knowledge of such person after
(i) with respect to representations, warranties and statements made by or with respect to Caldera Systems, inquiry of the officers and directors of Caldera Systems and those management-level employees of Caldera Systems who have responsibility for the area of inquiry and (ii) with respect to representations, warranties and statements made by or with respect to Lineo, inquiry of the officers and directors of Lineo and those management-level employees of Lineo who have responsibility for the area of inquiry.

      "Intellectual Property" shall mean (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith,
(e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (f) all computer software (including data and related documentation), (g) all other proprietary rights, and (h) all copies and tangible embodiments thereof (in whatever form or medium).

      "Subsidiary" shall mean any corporation with respect to which a specified party (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors. "Subsidiaries" shall mean, for purposes of this Agreement, each Subsidiary of a party, collectively and individually.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                     Lineo, Inc.,
                                     a Utah corporation


                                    By: /s/ BRYAN SPARKS
                                        ----------------------------------------
                                        Bryan Sparks, President and CEO



                                     Caldera Systems, Inc.,
                                     a Utah corporation


                                     By: /s/ RANSOM LOVE
                                        ----------------------------------------
                                       Ransom Love, President and CEO